                                                                    EXHIBIT 10.3

            ALLEN & OVERY LLP

            FIRST SUPPLEMENTAL AGREEMENT TO
            US$262,456,000 CREDIT FACILITY

            Between

            QUINTANA MARITIME LIMITED
            as Borrower

            with

            QUINTANA MARITIME INVESTORS LLC
            QUINTANA MANAGEMENT, LLC
            KING COAL SHIPCO LLC
            FEARLESSSHIPCO LLC
            COAL AGE SHIPCO LLC
            IRON MAN SHIPCO LLC
            LINDA LEAH SHIPCO LLC
            BARBARA SHIPCO LLC
            COAL GLORY SHIPCO LLC
            COAL PRIDE SHIPCO LLC
            as Guarantors

            with

            CITIBANK, N.A.
            THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as Lenders

            Arranged by

            CITIGROUP GLOBAL MARKETS LIMITED
            THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

            with

            CITIBANK INTERNATIONAL PLC
            as Facility Agent

            and

            CITICORP TRUSTEE COMPANY LIMITED
            as Security Trustee
               June, 2005

                                    CONTENTS

                                                  PAGE
CLAUSE
1.  Interpretation..............................    2
2.  Amendments..................................    3
3.  Representations.............................    5
4.  Consents....................................    6
5.  Miscellaneous...............................    6
6.  Governing law...............................    6

SCHEDULE

1.  The Owners..................................    7
2.  Conditions Precedent........................    8
3.  The Lenders and their Commitments...........    9
4.  Revised Repayment Schedule..................   10

Signatories.....................................   13

THIS AGREEMENT is dated June, 2005

BETWEEN:

(1) QUINTANA MARITIME LIMITED, a corporation incorporated according to the laws of the Republic of the Marshall Islands with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (the BORROWER);

(2) THE COMPANIES listed in Schedule 1, each of which is a limited liability company formed according to the law of the country indicated against its name in Schedule 1, with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (each an OWNER and together the OWNERS);

(3) QUINTANA MARITIME INVESTORS LLC, a limited liability company formed according to the laws of the Republic of the Marshall Islands with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (QUINTANA);

(4) QUINTANA MANAGEMENT, LLC, a limited liability company formed according to the laws of the Republic of the Marshall Islands with its registered office at Ajeltake Island, Ajeltake Road, Majuro, Republic of the Marshall Islands, MH 96960 (QUINTANA MANAGEMENT and, together with the Owners and Quintana, the GUARANTORS);

(5)   CITIBANK, N.A. as original lender (the ORIGINAL LENDER);

(6) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as new lender (the NEW LENDER, and, together with the Original Lender, the LENDERS);

(7) CITIGROUP GLOBAL MARKETS LIMITED (the ORIGINAL ARRANGER) and THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND (the NEW ARRANGER) as joint mandated lead arrangers (together the ARRANGERS);

(8)   CITIBANK INTERNATIONAL PLC as administrative agent (the FACILITY AGENT);
      and

(9) CITICORP TRUSTEE COMPANY LIMITED as security trustee for (i) the Tranche A Lenders (as defined herein) in relation to the Tranche A Loans (as defined herein), and (ii) as security trustee for the Tranche B Lenders (as defined herein) and Swap Bank (as defined herein) in relation to the Tranche B Loans (as defined herein) and the Swap Agreements (as defined herein) (the SECURITY TRUSTEE).

WHEREAS

(A) This Agreement is supplemental to and amends a credit agreement dated 29th April, 2005 (the CREDIT Agreement) between the Borrower, the Guarantors, the Original Lender, the Original Arranger, the Facility Agent and the Security Trustee, pursuant to which the Original Lender in its capacity as Tranche A Lender made the Tranche A Loans available to the Borrower, and the Original Lender in its capacity as Tranche B Lender made the Tranche B Loans available to the Borrower (as each such term is defined in the Credit Agreement).

(B) Pursuant to a transfer certificate dated on or around the date of this Agreement the Original Lender transferred its interest in the Tranche B Loans to the New Lender. It is a condition to such transfer certificate coming into effect that each of the parties hereto execute this Agreement, which will amend and restate the Credit Agreement.

IT IS AGREED as follows:

1.    INTERPRETATION

1.1   DEFINITIONS

(a)   In this Agreement:

      AMENDED CREDIT AGREEMENT has the meaning ascribed thereto in Clause 2.1.

      ARRANGER has the meaning ascribed thereto in the Preamble.

      BORROWER has the meaning ascribed thereto in the Preamble.

      CREDIT AGREEMENT has the meaning ascribed thereto in the Preamble.

      EFFECTIVE DATE means the date on which all documents set out in Schedule 2 (Conditions Precedent Documents) have been received by the Facility Agent and which shall not in any event be later than 15th June, 2005 unless otherwise agreed in writing by the Borrower and the Facility Agent.

      FACILITY AGENT has the meaning ascribed thereto in the Preamble.

      GROUP shall have the meaning ascribed thereto in the Credit Agreement.

      GUARANTORS has the meaning ascribed thereto in the Preamble.

      LENDERS has the meaning ascribed thereto in the Preamble.

      NEW ARRANGER has the meaning ascribed thereto in the Preamble.

      NEW LENDER has the meaning ascribed thereto in the Preamble.

      ORIGINAL ARRANGER has the meaning ascribed thereto in the Preamble.

      ORIGINAL LENDER has the meaning ascribed thereto in the Preamble.

      OWNERS has the meaning ascribed thereto in the Preamble.

      QUINTANA has the meaning ascribed thereto in the Preamble.

      QUINTANA MANAGEMENT has the meaning ascribed thereto in the Preamble.

      SECURITY TRUSTEE has the meaning ascribed thereto in the Preamble.

      SUBORDINATION DEED shall have the meaning ascribed thereto in the Credit Agreement.

      SWAP AGREEMENTS shall have the meaning ascribed thereto in the Credit Agreement.

(b) Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

1.2   CONSTRUCTION

      The principles of construction set out in Clause 1.2 of the Credit Agreement will have effect as if set out in this Agreement.

2.    AMENDMENTS

2.1   DECLARATION OF EFFECTIVE DATE

(a) Subject as set out below, the Credit Agreement will be amended from the Effective Date in accordance with Clause 2.2 (the AMENDED CREDIT AGREEMENT).

(b) The Credit Agreement will not be amended by this Agreement unless the Facility Agent notifies the Borrower and the Finance Parties that it has received all of the documents set out in Schedule 2 (Conditions Precedent Documents) in form and substance satisfactory to the Facility Agent on or prior to the Effective Date. The Facility Agent must give this notification as soon as reasonably practicable.

(c) If the Facility Agent fails to give the notification under Clause 2.1 (b) by the Effective Date, the Credit Agreement will not be amended in the manner contemplated by this Agreement.

2.2   AMENDMENTS TO CREDIT AGREEMENT

      From the Effective Date the Credit Agreement will be amended as follows:

      (a) All references in the Credit Agreement to "Arranger" shall be construed as including both the Original Arranger and the New Arranger;

      (b) The definition of "Final Maturity Date" in Clause 1.1. of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "FINAL MATURITY DATE means the date falling six (6) years and five
            (5) months from the date of this Agreement."

      (c) The definition of "Operating Account" in Clause 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "OPERATING ACCOUNT" means the bank account to be opened by Quintana Management with the Account Bank with account number 0/444072/008 USD, IBAN GR97 0840 0020 0000 0044 4072 008 and designated "Quintana Management LLC - Operating Account"."

      (d) The definition of "Tranche A Margin" in Clause 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "TRANCHE A MARGIN means 1.565 per cent. per annum."

      (e) The definition of "Tranche B Margin" in Clause 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "TRANCHE B MARGIN means 2.75 per cent. per annum."

      (f) The references to "tanker" in the definition of each of Vessel 1, Vessel 2, Vessel 3, Vessel 4, Vessel 5, Vessel 6, Vessel 7 and Vessel 8 in Clause 1.1 of the Credit Agreement shall be deleted and replaced with "bulk carrier".

      (g) The first sentence of Clause 5(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "The Borrower must repay the Loans to the Facility Agent on each Repayment Date in accordance with the relevant Repayment Schedule, provided that with respect to the

            Tranche A Repayment Instalment due on each of the first and second Tranche A Repayment Dates, (i) the Borrower shall be permitted to defer payment of that portion of each such Tranche A Repayment Instalments that exceeds the amounts on deposit in the Reserve Account on each such date until the date on which the Charter Shortfall Payment referred to in Clause 6.3(d) shall become due and payable at which time such Charter Shortfall Payment shall first be applied to repay such deferred amount and, to the extent of any excess, then applied in accordance with the second sentence of such Clause 6.3(d) and (ii) no Default shall be deemed to exist as a result of such deferral."

      (h) Clause 6.2(b) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "(b) The Facility Agent shall apply the prepayment referred to in Clause 6.2(a) in accordance with Clause 8.5 of the Subordination Deed."

      (i) The second sentence of Clause 6.3(d) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "The Charter Shortfall Payment shall be applied by the Facility Agent against Tranche A Loans, against Tranche A Repayment Instalments in order of maturity. "

      (j)   The references to "Tranche A Majority Lenders" in each of:

            (i)   Clause 6.4(b) of the Credit Agreement;

            (ii)  Clause 20.4 of the Credit Agreement;

            (iii) Clause 20.11(a) of the Credit Agreement;

            (iv)  Clauses 20.14 (a) and (b) of the Credit Agreement; and

            (v)   Clause 21.7(b)(ii) of the Credit Agreement,

            shall each be deleted and replaced with "Majority Lenders".

      (k) Clause 12.4 of the Credit Agreement shall be amended by the addition of a new final sentence as follows:

            "The requirements of this Section 12.4 shall not be applicable with respect to any shortfall in the Reserve Account that arises as a result of the Borrower's inability to deposit sufficient funds in the Reserve Account to provide for the payment of the Tranche A Repayment Instalment due on each of the first and second Tranche A Repayment Dates, and no Default shall be deemed to exist as a result of such failure."

      (l) Clause 12.5 of the Credit Agreement shall be amended by the addition of a new final sentence as follows:

            "The Facility Agent shall apply amounts standing to the credit of the Reserve Account against Tranche A Loans and Tranche B Loans that are then due and payable on a pari passu basis."

      (m) Schedule 1, Part 2 of the Credit Agreement shall be deleted in its entirety and replaced with a new list of Original Lenders and their commitments in the form set out in Schedule 3 (Lenders and their Commitments) hereto.

      (n) Schedule 6 of the Credit Agreement shall be deleted in its entirety and replaced with a new repayment schedule in the form set out in
            Schedule 4 (Revised Repayment Schedule) hereto.

2.3   APPOINTMENT OF ADDITIONAL ARRANGER

      Pursuant to Clause 30.7 of the Credit Agreement the Original Arranger has appointed the New Arranger as an additional lead arranger. Each of the parties to this Agreement consents to such appointment and all references to "Arranger" in the Credit Agreement shall, from the Effective Date, be construed accordingly.

2.4   CONSENT TO TRANSFER

      In accordance with Clause 30.2(c) of the Credit Agreement, the Borrower hereby consents to the transfer by the Original Lender to the New Lender of all of Original Lender's rights and obligations with respect to the Tranche B Loans and the Commitment to make Tranche B Loans.

3.    REPRESENTATIONS

3.1   REPRESENTATIONS

      The representations set out in this Clause are made by each of the Borrower and the Guarantors on the date of this Agreement to each Finance Party.

3.2   POWERS AND AUTHORITY

      It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of this Agreement and the transactions contemplated by this Agreement.

3.3   LEGAL VALIDITY

      This Agreement constitutes its legally binding, valid and enforceable obligation and in entering into this Agreement, it is acting on its own account.

3.4   NON-CONFLICT

      The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

      (a) any law or regulation or judicial or official order applicable to it as at the date of this Agreement;

      (b)   the constitutional documents of any member of the Group; or

      (c) any document which is binding on it or any member of the Group or any assets of any member of the Group.

3.5   AUTHORISATIONS

      All authorisations, consents, registrations, filings, notarisations and the like required by it or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

3.6   CREDIT AGREEMENT

      The representations set out in clause 15 (Representations) of the Credit Agreement are true as if made on the date of this Agreement and on the Effective Date, in each case as if references to the Credit Agreement are references to the Amended Credit Agreement with reference to the facts and circumstances then existing.

4.    CONSENTS

      Each of the Borrower and the Guarantors:

      (a) agrees to the amendment and restatement of the Credit Agreement as contemplated by this Agreement; and

      (b) with effect from the Effective Date, confirms that any security or guarantee created or given by it under a Finance Document will:

            (i)   continue in full force and effect; and

            (ii) extend to the liabilities and obligations of the Borrower to the Finance Parties under the Finance Documents as amended by this Agreement.

5.    MISCELLANEOUS

5.1   Each of this Agreement and the Amended Credit Agreement is a Finance
      Document.

5.2 Subject to the terms of this Agreement, the Credit Agreement will remain in full force and effect and, from the Effective Date, the Credit Agreement and this Agreement will be read and construed as one document.

6.    GOVERNING LAW

6.1   This Agreement is governed by English law.

6.2 Clauses 34, 35, 36, 37, 38 and 39 of the Credit Agreement shall apply to this Agreement as if they were set out in full herein.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                                   THE OWNERS

                                 COUNTRY OF
     NAME OF OWNER               FORMATION
  Fearless Shipco LLC   Republic of the Marshall Islands

 King Coal Shipco LLC   Republic of the Marshall Islands

 Coal Glory Shipco LLC  Republic of the Marshall Islands

  Coal Age Shipco LLC   Republic of the Marshall Islands

  Iron Man Shipco LLC   Republic of the Marshall Islands

 Linda Leah Shipco LLC  Republic of the Marshall Islands

  Barbara Shipco LLC    Republic of the Marshall Islands

 Coal Pride Shipco LLC  Republic of the Marshall Islands

                                   SCHEDULE 2

                              CONDITIONS PRECEDENT

1. A duly executed original of a transfer certificate between the Original Lender in its capacity as Tranche B Lender and the New Lender, in substantially the same form as that set out in Schedule 5 to the Credit Agreement, pursuant to which the Original Lender transfers and agrees to transfer all of its interest in the Tranche B Loans to the New Lender.

2. A duly executed deed of accession executed by the New Lender, in substantially the same form as that set out in Schedule 2 to the Subordination Deed, pursuant to which the New Lender accedes to and agrees to be bound by the terms of the Subordination Deed.

3. A duly executed original of a deed of amendment to the Subordination Deed, executed by each of the parties to the Subordination Deed.

                                   SCHEDULE 3

                        THE LENDERS AND THEIR COMMITMENTS

     Name of Lender         Tranche A Commitments(US$)    Tranche B Commitments (US$)
------------------------  ------------------------------  --------------------------
     Citibank N.A.                $213,245,500                           -

The Governor and Company
 of the Bank of Scotland                     -                 $49,210,500

                                   SCHEDULE 4

                           REVISED REPAYMENT SCHEDULE

                                    TRANCHE A

INSTALMENT
  NUMBER            DATE          AMOUNT (UNITED STATES DOLLARS)
-----------  ------------------  -------------------------------
 1            30 December, 2005            19,500,000

 2             30 March, 2006              11,750,000

 3              30 June, 2006              11,750,000

 4           30 September, 2006            11,750,000

 5            30 December, 2006            11,750,000

 6             30 March, 2007               7,125,000

 7              30 June, 2007               7,125,000

 8           30 September, 2007             7,125,000

 9            30 December, 2007             7,125,000

10             30 March, 2008               5,250,000

11              30 June, 2008               5,250,000

12           30 September, 2008             5,250,000

13            30 December, 2008             5,250,000

14             30 March, 2009               4,250,000

15              30 June, 2009               4,250,000

16           30 September, 2009             4,250,000

17            30 December, 2009             4,250,000

18             30 March, 2010               4,250,000

19              30 June, 2010               4,250,000

20       30 September, 2010   4,250,000

21        30 December, 2010   4,250,000

22         30 March, 2011     4,250,750

23          30 June, 2011     4,250,750

24       30 September, 2011  54,744,000

                                    TRANCHE B

INSTALMENT
  NUMBER                      DATE                    AMOUNT (UNITED STATES DOLLARS)
-----------  --------------------------------------  ------------------------------
 1                      30 December, 2005                              0

 2            12 months from the date of the Credit           25,000,000
                            Agreement

 3                        30 June, 2006                                0

 4                     30 September, 2006                              0

 5                      30 December, 2006                              0

 6                       30, March, 2007                         333,375

 7                       30, June, 2007                          333,375

 8                     30, September, 2007                       333,375

 9                     30, December, 2007                        333,375

10                       30, March, 2008                         333,375

11                       30, June, 2008                          333,375

12                     30, September, 2008                       333,375

13                     30, December, 2008                        333,375

14                       30, March, 2009                         333,375

15                       30, June, 2009                          333,375

16                    30, September, 2009                        333,375

17           30, December, 2009       333,375

18             30, March, 2009        333,375

19             30, June, 2009         333,375

20           30, September, 2009      333,375

21           30, December, 2009       333,375

22             30, March, 2010        333,375

23             30, June, 2010         333,375

24           30 September, 2011    18,209,750

                                   SIGNATORIES

THE BORROWER

QUINTANA MARITIME LIMITED

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

THE GUARANTORS

QUINTANA MARITIME INVESTORS LLC

By: ___________________________

Name: Paul J. Cornell

Title: Manager

QUINTANA MANAGEMENT LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

KING COAL SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
      Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

FEARLESS SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL AGE SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

IRON MAN SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

LINDA LEAH SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

BARBARA SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL GLORY SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

COAL PRIDE SHIPCO LLC

By: QUINTANA MARITIME LIMITED, its Sole
Member

By: ___________________________

Name: Paul J. Cornell

Title: Chief Financial Officer

THE LENDERS

CITIBANK, N.A.

By:

THE GOVERNOR AND COMPANY OF THE
BANK OF SCOTLAND

By:

THE ARRANGERS

CITIGROUP GLOBAL MARKETS LIMITED

By:

THE GOVERNOR AND COMPANY OF THE
BANK OF SCOTLAND

By:

THE FACILITY AGENT

CITIBANK INTERNATIONAL PLC

By:

THE SECURITY TRUSTEE

CITICORP TRUSTEE COMPANY LIMITED

By: